Exhibit 99.1
July 31, 2007 Steven R. Lewis, President & CEO Paul S. Musgrove, CFO

Forward-looking Statements When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

$3.2 billion in assets $277 million market cap at 7/23/07 Average daily trading volume: 76,666 shares (previous month) Institutional & insider ownership: 37% & 8% respectively Four-state market: Ohio, Michigan, Pennsylvania, Indiana 41 branches 18 loan offices 2 business financial centers Diversified bank: commercial, retail, consumer, insurance, wealth management, and real estate Ticker Symbol: FPFC First Place Corporate Profile 3

Expand into more densely populated markets Build infrastructure for excellence Enhance balance sheet for greater profitability Diversify revenue opportunities Maintain excellent asset quality Execute above peer median financial results Deliver outstanding results to shareholders First Place Core Strategy 4 Transition to a High-Performing Commercial Bank

Expansion: The On-Going Transition Process Bank Acquisitions Within FPFC's 4-state footprint Accretive to EPS in first full year De Novo Branch Expansion Above average market opportunity for growth Contiguous to current retail branch network 24-30 months minimum profitability requirement Position for core business account expansion Balance Sheet & Diversification Continue growth in commercial assets Efficiently use both sides of the balance sheet to enhance profitability Fee-based businesses Core account expansion 5

Strategic Achievements in Fiscal 2007 Integration of Northern Savings Bank acquisition completed Company-wide core system replacement completed successfully Acquisition of Indianapolis LPO completed Opened four retail location (two geographic adjustments and two de novos) Acquired and integrated seven retail locations in suburban Flint, Michigan 6

Strategic Opportunities for Fiscal 2008 Share Buyback Potential sale of mortgage servicing rights Take advantage of consolidating markets Extracting efficiencies from newly installed core systems Expand platform at newly acquired Flint locations Focus on rapid elimination of NPAs Continue to take advantage of a shrinking mortgage banking market Get the word out: Do not paint all banks in the Midwest with the same brush 7

Expansion: Branch Network COLUMBUS INDIANAPOLIS CINCINNATI CLEVELAND DETROIT FLINT YOUNGSTOWN-WARREN PITTSBURGH 41 Retail locations in Ohio and Michigan Network of 18 LPOs in OH, MI, and IN 2 Business Financial Services Centers in Cleveland APB Financial Group in PA 8 DAYTON TOLEDO

Expansion: Branch Network: The "Valley" YOUNGSTOWN WARREN 21 retail branch locations serving Trumbull, Mahoning, and Portage Counties Deposits totaling $1.3 billion, ranked second overall within MSA Recently transitioned three branch locations, plans for one more branch transition this calendar year COLUMBUS INDIANAPOLIS CINCINNATI CLEVELAND DETROIT FLINT YOUNGSTOWN-WARREN PITTSBURGH 9 DAYTON TOLEDO

Expansion: Branch Network: The "North Coast" YOUNGSTOWN WARREN COLUMBUS INDIANAPOLIS CINCINNATI CLEVELAND DETROIT FLINT YOUNGSTOWN-WARREN PITTSBURGH 6 retail branch locations and 2 business financial service centers serving Cleveland suburbs Deposits totaling $282 million: Ranked sixteenth overall within MSA and fourth within Lorain County Consistently ranked the second or third largest mortgage lender for purchases and new construction in Cuyahoga County CLEVELAND 10 DAYTON TOLEDO

Expansion: Branch Network: Michigan COLUMBUS INDIANAPOLIS CINCINNATI CLEVELAND DETROIT FLINT YOUNGSTOWN-WARREN PITTSBURGH 14 retail branch locations serving Oakland, Macomb, Wayne and Genesee County Deposits totaling $664 million: Ranked fifteenth and sixth overall within the Detroit and Flint MSA respectively Assets totaling over $1 billion located with the Michigan region FLINT DETROIT 11 DAYTON TOLEDO

Expansion: Mortgage Banking STRATEGY: 75 - 90% of originations from LPOs Sell 75 - 80% of originations Gain on sale of loans between 10 - 15% of Net Income Cross-sell other services: Title Bank Insurance Real Estate Brokerage Fiscal year ending 6/30 ($ in thousands) 12 2002 2003 2004 2005 2006 2007 Gain on Sale of Loans 7349 13379 8481 5853 5922 7240 Operating Revenue 58107 63180 70198 96000 108343 118863

Building an Infrastructure for Excellence Strong management team Flexible and efficient organizational structure Vertically aligned incentives for sales force and management Proven & effective sales culture Right technology 13

Infrastructure: A Strong Management Team Steven Lewis, Chief Executive Officer 23 Albert Blank, Chief Operating Officer 22 Paul Musgrove, Chief Financial Officer 14 Craig Johnson, Michigan Regional President 24 Kenton Thompson, Ohio Regional President 27 Bruce Wenmoth, Corporate EVP, Consumer Banking 23 Dominique Stoeber, Corporate EVP, Retail Banking 16 Tim Beaumont, Corporate EVP, Chief Credit Officer 26 Years in Banking 14

Infrastructure: Building A Sales Culture Driven from bottom up All Encompassing sales staff, back office, and affiliates Corporate Service Promises Measurement Process daily, weekly, monthly, quarterly, annually Creative Recognition of Service/Sales Excellence 15

Infrastructure: Incentive Compensation Drives Performance 21 Commercial Lenders with an average of 20 years of experience 5 Private Bankers with an average of 14 years of experience Employees have goals in four categories: Loan Growth Deposit Growth Asset quality Client service All receive monthly scorecards on performance 16

2000 2001 2002 2003 2004 2005 1H'06 03/06 12/06 2006 1Q07 2Q07 3Q07 2007 CD's 346 597 575 561 609 0.425 42.1 43.5 42.1 45.7 47.5 46 45.3 46.8 Money Market 108 190 243 299 360 0.258 25.5 25.3 25.5 24.8 22.4 21.8 21.6 18.1 Savings 76 137 138 136 141 0.114 11.1 11.7 11.1 11.8 13.2 14.4 15.6 17.4 NOW 45 71 77 73 198 0.065 6.9 6.7 6.9 6.8 6.6 6.9 6.7 6.9 Non-interest DDA 11 24 29 40 240 0.138 14.3 12.8 14.3 10.9 10.3 11 10.9 10.8 Enhancement: Transitioning the Balance Sheet 17 2000 2001 2002 2003 2004 2005 1H'06 03/06 12/06 2006 1Q07 2Q07 3Q07 2007 Other 91 171 222 311 368 372 12 317 334 459 380 383 407 304 Investments 250 415 463 346 378 296 11 266 287 303 272 268 267 318 Consumer 657 887 790 741 1006 1115 47 1274 1230 1495 1473 1464 1420 1557 Commercial 54 120 116 160 495 716 30 790 776 856 887 960 1002 1047 Change in Asset Mix from 2000: Consumer loans declined from 62.5% to 48.3% Commercial loans grew from 5.1% to 32.4% Change in Deposit Mix from 2000: CDs declined from 59.0% to 46.8% Non-interest DDAs grew from 1.8% to 10.8% Core deposits = 82% of total deposits To Higher Yield Loans To Core Deposits

Enhancement: Asset Growth: CAGR = 20.06% 1999 2000 2001 2002 2003 2004 2005 1H'06 03/06 2006 1Q07 2Q07 3Q07 2007 Organic 747 851 710 708 676 737 989 1117 1137 1243 1243 1243 1243 Acquisitions 201 883 883 883 1510 1510 1510 1510 1870 1870 1870 1870 747 1052 1593 1591 1559 2247 2499 3113 3012 3074 3095 3226 Organic Growth = 7.4% ($millions) FYE 6/30: 18

June 30, 1999 Dec. 31, 2003 June 30, 2005 12/31/2005 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Commercial 0.036 0.178 0.39 0.39 0.36 0.38 0.4 0.41 0.42 Consumer 0.154 0.18 0.16 0.17 0.16 0.15 0.15 0.15 0.15 Real Estate 0.81 0.643 0.45 0.44 0.48 0.47 0.45 0.44 0.43 Enhancement: Changing the Loan Mix to Become More Commercial June 30, 1999 June 30, 2003 19 June 30, 2006 First Place Loan Portfolio June 30, 2007 Total Loans $457 million $901 million $2.351 billion $2.508 billion

Enhancement: Mortgage Banking 2000 2001 2002 2003 2004 2005 1H'06 2006 2007 Sales 8 261 464 680 900 997 571 999 992 Originations 146 161 623 1038 1292 1387 759 1359 1120 Fiscal year ending 6/30 ($ in millions) 88% of 2007 Originations from LPOs 20

A Diversified Loan Portfolio 21 Loan portfolio value as of 6/30/2007: $2.508 Billion Loan Portfolio Mix as of June 30, 2007 Commercial Real Estate 18% C & I 11% Residential 46% Home Equity 6% HELOC 8% Multi-family Real Estate 5% Home Builder Credit Facilities & Land Development 6% Consumer 0%

Enhancement: Growth of Commercial Loans 2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07 3Q07 2007 Ending Balance 54 120 116 160 494 716 856 887 960 1002 1047 Fiscal year ending 6/30 ($ in millions) Commercial Loans The Recipe: Mortgage and Commercial LPOs Bank-within-a-bank Regional Business centers 21 commercial lenders Capacity 22 A leader in our markets for full-service commercial banking CAGR = 52.7% $1,047

Commercial Loan Diversification 23 Commercial loan total as of 6/30/2007: $1.04 Billion Commercial Loan Mix as of June 30, 2007

Enhancement: Core Deposit Growth Core deposit growth strategies: Business core deposits Next day availability Small business lending in the branches Extended branch hours Courier service Expand retail network Add relationship specialists to the customer service teams Innovative retail products Coordinated business partnering Fiscal year ending 6/30 ($ in millions) 24 CAGR = 20.1% Core Deposits Core deposits are defined as total deposits minus all CDs over $100K

1999 2000 2001 2002 2003 2004 2005 2006 1Q07 3Q07 2007 Organic 429 469 469 511 558 532 682 780 780 780 Acquisitions 118 550 550 550 1027 1027 1281 1281 1281 Deposits 429 587 1019 1061 1108 1559 1709 2061 2077 2104 2241 Enhancement: Deposit Growth: CAGR = 23.0% Organic Growth = 7.3% ($millions) FYE 6/30: 25

Core Deposits = 84% of Total Deposits Deposit Mix as of June 30, 2007 Deposit value as of 6/30/2007: $2.241 Billion 26 Money Market 18.04% Savings 17.43% NOW 6.91% Non-interest DDA 10.80% Brokered CDs 1.13% CDs over 100K 15.08% CDs under 100K 30.60%

Diversify Revenue Opportunities 27

1999 2000 2001* 2002 2003 2004 2005* 2006 2007 Net interest Income 22.4 25.8 38.6 44.7 44.1 48.2 72 78.4 87 Non-interest Income 2 2.4 8.9 13.5 19.1 22 24 29.9 31.9 Diversification: Total Operating Revenue Growth: CAGR = 21.9% Non-interest Income Growth* = 31.9% ($millions) FYE 6/30: $24.4 $28.2 $47.5 $58.2 $63.2 $70.2 28 $96.0 $118.9 *Adjusted for one time charges: 2001, $4.8MM in restructuring losses associated with FFY merger and 2005, $5.2MM for an impairment of securities and a $1.0MM for nontaxable life insurance proceeds $108.3

Maintain Excellent Asset Quality Loan production and underwriting are separated Commercial loan officers have rapid access to decision- makers Approval process is compressed yet efficient Aggregate in-house limit is $15 million Comprehensive internal and external loan review process 29

2001 2002 2003 2004 2005 2006 3Q2007 2007 FPFC 0.0143 0.0128 0.0141 0.0077 0.0069 0.0071 0.0114 0.0135 Asset Quality 2001 2002 2003 2004 2005 2006 3Q2007 2007 FPFC 0.004 0.0033 0.0029 0.0023 0.0011 0.0012 0.0017 0.0016 30 2001 2002 2003 2004 2005 2006 3Q2007 2007 FPFC 0.0097 0.0079 0.0088 0.0065 0.0062 0.0066 0.0106 0.0126 2001 2002 2003 2004 2005 2006 3Q2007 2007 FPFC 0.0097 0.0104 0.0107 0.011 0.01 0.0095 0.0098 0.0103

In thousands unless otherwise stated FY 2006 FY 2007 ^ 2006 2007 Plan Assets Core Net Income Core EPS Mortgage Originations Gain on Sale of Loans Commercial Loans Core Deposits Operating Revenue Core Non-Interest Expense/ Avg. Assets Tang Equity/Tang Assets 3,113,000 24,457 1.65 1,359,000 5,922 856,129 1,697,000 108,342 2.53% 6.85% 3,226,000 26,111 1.52 1,120,200 7,240 1,046,893 1,844,000 118,863 2.41% 6.99% 3.6% 6.8% (7.9) % (17.6) % 22.3% 21.9% 8.7% 9.7% 12 bp 14 bp > 11% > 10% > 14% > 10% > 6.50% 31 Growth Metrics: Year-to-Date Performance

2001 2002 2003 2004 2005 2006 2007 GAAP Diluted EPS 0.54 1.16 1.29 1.09 1.3 1.55 1.49 2001 2002 2003 2004 2005 2006 2007 Core Diluted EPS 0.72 1.16 1.29 1.2 1.46 1.65 1.52 Diluted EPS: 2001-2007 32 2001: 11,784 2002: 14,035 2003: 12,967 2004: 12,972 2005: 14, 623 Average Diluted Shares Outstanding (thousands): 2006: 14,821 Fiscal Year Ended: 6/30 CAGR = 13.3% CAGR = 18.4% Yr/ Yr Growth 2007: 17,172 114.8% 11.2% -15.5% 19.3% 19.2% -3.9% 61.1% 11.2% -7.0% 21.7% 13.0% -7.9%

Financial Results: Net Income to Core Net Income* 6/30/2006 4Q2006 6/30/2006 4Q2006 9/30/2006 1Q2007 9/30/2006 1Q2007 12/31/2006 2Q2007 12/31/2006 2Q2007 3/31/2007 3Q2007 3/31/2007 3Q2007 6/30/2007 4Q2007 6/30/2007 4Q2007 GAAP Net Income $4,505 $.30 $7,002 $.41 $6,530 $.38 $6,467 $.38 $5,625 $.33 Merger, integration and restructuring, net of tax $1,413 $.10 - - - - - - $487 $.03 Core Earnings $5,918 $.40 $7,002 $.41 $6,530 $.38 $6,467 $.38 $6,112 $.36 Avg. Diluted Shares Outstanding 14,950 14,950 17,163 17,163 17,209 17,209 17,214 17,214 17,106 17,106 33 *Values in thousands and per Diluted share

Financial Results: Net Income to Core Net Income* 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 GAAP Net Income $16,692 $1.29 $14,151 $1.09 $18,938 $1.30 $23,044 $1.55 $25,624 $1.49 Merger, integration and restructuring costs, net of tax - - $1,414 $.04 - - $1,413 $.10 $487 $.03 Other-than-temporary impairment of securities, net of tax - - - - $3,410 $.23 - - - - Tax-free proceeds from executive life insurance policy - - - - $(1,005) $(.07) - - - - Core Earnings $16,692 $1.29 $15,565 $1.13 $21,343 $1.46 $24,457 $1.65 $26,111 $1.52 Avg. Diluted Shares Outstanding 12,967 12,967 12,972 12,972 14,623 14,623 14,821 14,821 17,172 17,172 34 *Values in thousands and per Diluted share

Financial Results: Performance Measures Thrift Peers** Thrift Peers** Regional Peers*** Regional Peers*** 3/31/2006 3Q2006 6/30/2006 4Q2006 9/30/2006 1Q2007 12/31/2006 2Q2007 3/31/2007 3Q2007 6/30/2007 4Q2007 LTM median MRQ median LTM median MRQ median LTM Core ROA .98% .88% .90% .86% .85% .78% .85% .60% .67% .84% .92% Core ROE 10.30% 9.22% 8.78% 8.06% 8.02% 7.44% 8.07% 5.35% 5.40% 8.47% 9.51% Core ROTE 14.22% 12.66% 13.13% 11.90% 11.71% 11.03% 11.93% 7.81% 9.67% 10.23% 12.30% Core NIM 3.17% 3.29% 3.24% 3.04% 3.15% 3.07% 3.11% 2.93% 2.94% 3.32% 3.43% Efficiency* 58.2% 56.3% 57.6% 56.8% 58.5% 59.73% 60.83% 63.5% 63.6% 65.5% 63.3% 35 *Excludes CDI Amortization ***Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n = 46 **Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 53

2001 2002 2003 2004 2005 2006 2007 Thrift Peers* Regional Peers** Core ROA 0.0047 0.0099 0.0108 0.0083 0.0089 0.0094 0.0085 0.0075 0.0103 Financial Results: Core ROA and Core ROE : 2001-2006 2001 2002 2003 2004 2005 2006 2007 Thrift Peers* Regional Peers** Core ROE 0.037 0.0854 0.0923 0.0746 0.0936 0.0989 0.0807 0.0555 0.1108 36 Core Return on Assets **Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n=46 *Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 53 Core Return on Equity

Deliver Outstanding Results to Shareholders Investment Highlights: Proven management team Diversified balance sheet Low interest-rate risk Positive earning trends Strong asset quality processes Strong quality of earnings Diversified markets Outstanding commercial loan growth Core deposit focus Excellent cost control results Excellent Timing 37

Outstanding Results: Performance & Valuation Measures First Place Financial Three Year Annualized Core EPS Growth 8.2 % Three Year Annualized Revenue Growth 19.1 % Trailing P / E 10.8 x Price / Book 0.85 x Price / Tangible Book 1.27 x 38 Multiples as of 7/23/07 closing price of $16.08

The Bank That Means Business